UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10589

Oppenheimer Real Estate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 10/31/2018

Item 1. Reports to Stockholders.

Semiannual Report 10/31/2018

OppenheimerFunds®

The Right Way to Invest

Oppenheimer
Real Estate Fund

An Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	FTSE NAREIT Equity REIT Index
6-Month	3.60%	-2.36%	6.56%

1-Year	-0.19	-5.93	1.70
5-Year	6.83	5.57	7.65
10-Year	10.51	9.85	11.33

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

3      OPPENHEIMER REAL ESTATE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charges) produced a 3.60% return for the reporting period, underperforming its benchmark, the FTSE NAREIT Equity REIT Index (the “Index”), which produced a 6.56% return for the same period.

MARKET OVERVIEW

Index returns were strong in the six-month period ending October 31, 2018, returning 6.56%. Most of the performance was early in the period; returns were -2.54% in September and -2.97% in October. Concerns on the global economic outlook, U.S. and China trade uncertainty, and U.S. mid-term elections all contributed to the broader equity market sell-off in the last two months of the reporting period, especially in tech companies. REITs outperformed the S&P 500 Index, which returned 3.40% in the period, as investors preferred the relative safety of real estate during this volatile period. Defensive sectors fared better during the market downturn.

●

The Net Lease sector had the highest return for the Index in the period. This sector benefited from concerns that too much tightening by the Federal Reserve (Fed) might cause a macro economic slowdown. Investors prefer this sector, with longer-lease structures, when looking for less risk.

●

Healthcare returns were strong. Investors preferred this less risky, defensive sector, which has longer lease terms, during the October market sell-off. Performance in the sector was mixed among subsectors. The hospitals, medical office and skilled nursing sub-sectors outperformed as the market valued the historically defensive nature of these areas and credit concerns regarding a few problem tenants continued to ease. Senior Housing fundamentals continued to be largely disappointing.
●

Regional Malls and Shopping Centers outperformed in the period. Despite the uncertainty of brick and mortar retail due to the growth in e-commerce, retailers reported better than expected sales during the reporting period. In addition, the value of retail REITs were previously adjusted downward and were attractively valued. A combination of solid U.S. retail sales data, a decline in store closings in 2018, and corporate tax cuts, contributed to a shift in sentiment, which caused a sharp rebound in several retail REITs, including Simon.

●	Data Centers had negative returns for the period. This sector underperformed during the tech sell-off.
●

Office stocks underperformed throughout the period, with ongoing supply concerns in New York and lackluster earnings reported. Office market fundamentals are generally mixed, with West Coast and Sunbelt outperforming New York City and Washington, D.C.

4      OPPENHEIMER REAL ESTATE FUND

FUND REVIEW

The Fund’s underperformance during the six-month period was attributed to the following:

●	Healthcare Sector. The Fund was underweight this defensive sector, given challenging fundamentals, which outperformed in the risk-off sell-off in October.
●

Other. Underperformance was mostly from the overweight position in Hilton Worldwide Holdings, a Hotel Operating Company. The Fund was overweight this company, which underperformed in October. Hotel operating companies, and the REIT hotel sector, generally underperform during market sell-offs.

●	Data Centers. The Fund was overweight this sector. As noted above, this sector underperformed in the October tech sell-off.
●	Shopping Centers. The Fund benefited from its stock selection in this sector, mostly from its overweight position in Acadia Realty Trust.

The Fund outperformed within the following sectors during the reporting period:

●

Net Lease. The Fund had positive attribution in this sector, which had above average Index returns in the period. This sector benefited from concerns that too much Fed tightening might cause a macro economic slowdown. Investors prefer this sector, with longer-lease structures, when looking for less risk.

●

Self-Storage. The Fund’s underweight position provided positive attribution. Despite strong demand for Storage, the sector has been hampered by new supply, which is expected to remain at elevated levels in 2019. Owners are aggressively providing concessions in order to get space leased.

STRATEGY & OUTLOOK

We expect near-term volatility in global equity markets to continue for the rest of 2018. However, we believe that global real estate markets fundamentals remain sound, and we expect rent growth in most major markets, although regional and property sector performance is expected to vary going forward.

U.S. economic and job growth remains solid, but is likely to moderate over the next several quarters. Tax cuts and government spending have been providing a boost, but these benefits could be partly offset by restrictive trade policies. We will continue to focus on secular themes, but expect to reduce our exposure to cyclically linked sectors such as hotels and industrial as economic growth decelerates, later in the fourth quarter of 2018 and into the first quarter of 2019.

David Wharmby, CFA
Portfolio Manager

The Portfolio Manager is employed by the Fund’s sub-sub-adviser, Barings LLC. The opinions of the Portfolio

Manager do not necessarily reflect the opinions of OppenheimerFunds.

5      OPPENHEIMER REAL ESTATE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Digital Realty Trust, Inc.	7.2%
Prologis, Inc.	6.3
UDR, Inc.	6.0
Simon Property Group, Inc.	5.4
Extra Space Storage, Inc.	4.6
Boston Properties, Inc.	4.5
Equinix, Inc.	4.5
AvalonBay Communities, Inc.	4.3
Regency Centers Corp.	4.0
Camden Property Trust	3.6

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2018, and are based on net assets.

SECTOR ALLOCATION

Specialized REITs	19.3%
Retail REITs	17.7
Residential REITs	16.9
Office REITs	13.4
Health Care REITs	9.8
Industrial REITs	9.2
Hotel & Resort REITs	6.1
Diversified REITs	2.9
Hotels, Resorts & Leisure	2.1
Mortgage REITs	1.3
Investment Company	1.3

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2018, and are based on market value of total investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

6      OPPENHEIMER REAL ESTATE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OREAX)	3/4/02	3.60%	-0.19%	6.83%	10.51%
Class C (ORECX)	10/1/03	3.22	-0.93	6.03	9.68
Class I (OREIX)	8/28/12	3.81	0.22	7.29	7.23	*
Class R (ORENX)	10/1/03	3.49	-0.45	6.56	10.22
Class Y (OREYX)	10/1/03	3.72	0.07	7.09	10.84
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/18
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OREAX)	3/4/02	-2.36%	-5.93%	5.57%	9.85%
Class C (ORECX)	10/1/03	2.22	-1.87	6.03	9.68
Class I (OREIX)	8/28/12	3.81	0.22	7.29	7.23	*
Class R (ORENX)	10/1/03	3.49	-0.45	6.56	10.22
Class Y (OREYX)	10/1/03	3.72	0.07	7.09	10.84

*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REIT Index consists of certain companies that own and operate income-producing real estate that have 75% or more of their respective gross invested assets in the equity or mortgage debt of commercial properties. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

7      OPPENHEIMER REAL ESTATE FUND

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on October 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER REAL ESTATE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER REAL ESTATE FUND

Actual	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During 6 Months Ended October 31, 2018

Class A	$1,000.00	$1,036.00	$6.90

Class C	1,000.00	1,032.20	10.81

Class I	1,000.00	1,038.10	4.79

Class R	1,000.00	1,034.90	8.19

Class Y	1,000.00	1,037.20	5.61

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.45	6.84

Class C	1,000.00	1,014.62	10.72

Class I	1,000.00	1,020.52	4.75

Class R	1,000.00	1,017.19	8.12

Class Y	1,000.00	1,019.71	5.56

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2018 are as follows:

Class	Expense Ratios

Class A	1.34%

Class C	2.10

Class I	0.93

Class R	1.59

Class Y	1.09

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER REAL ESTATE FUND

STATEMENT OF INVESTMENTS October 31, 2018 Unaudited

	Shares	Value

Common Stocks—97.5%

Consumer Discretionary—2.1%

Hotels, Restaurants & Leisure—2.1%
Hilton Worldwide Holdings, Inc.	281,036	$20,001,332

Financials—95.4%

Real Estate Investment Trusts (REITs)—95.4%

Diversified REITs—2.9%
STORE Capital Corp.	928,790	26,962,773

Health Care REITs—9.7%
Medical Properties Trust, Inc.	1,127,470	16,754,204

National Health Investors, Inc.	145,009	10,652,361

Physicians Realty Trust	818,170	13,565,259

Sabra Health Care REIT, Inc.	959,330	20,769,494

Welltower, Inc.	459,797	30,378,788

		92,120,106

Hotel & Resort REITs—6.0%
Chesapeake Lodging Trust	557,450	16,383,455

Host Hotels & Resorts, Inc.	1,190,370	22,747,971

Park Hotels & Resorts, Inc.	616,081	17,909,475

		57,040,901

Industrial REITs—9.1%
First Industrial Realty Trust, Inc.	857,604	26,328,443

Prologis, Inc.	927,798	59,815,137

		86,143,580

Mortgage REITs—1.3%
New Residential Investment Corp.	707,040	12,641,875

Office REITs—13.2%
Boston Properties, Inc.	356,829	43,090,670

Cousins Properties, Inc.	2,762,220	22,954,048

Hudson Pacific Properties, Inc.	550,130	16,668,939

JBG SMITH Properties	98,590	3,695,153

Kilroy Realty Corp.	461,864	31,813,193

Vornado Realty Trust	102,500	6,978,200

		125,200,203

	Shares	Value

Residential REITs—16.7%
AvalonBay Communities, Inc.	235,020	$41,217,808

Camden Property Trust	377,460	34,073,314

Invitation Homes, Inc.	130,400	2,853,152

Sun Communities, Inc.	231,800	23,288,946

UDR, Inc.	1,456,400	57,076,316

		158,509,536

Retail REITs—17.5%
Acadia Realty Trust	551,138	15,343,682

Agree Realty Corp.	436,700	25,009,809

Macerich Co. (The)	253,140	13,067,087

National Retail Properties, Inc.	498,500	23,304,875

Regency Centers Corp.	601,749	38,126,817

Simon Property Group, Inc.	277,197	50,871,193

		165,723,463

Specialized REITs—19.0%
Crown Castle International Corp.	96,000	10,439,040

Digital Realty Trust, Inc.	659,550	68,105,133

Equinix, Inc.	112,760	42,706,722

Extra Space Storage, Inc.	484,180	43,605,251

Gaming & Leisure Properties, Inc.	460,785	15,523,847

		180,379,993

Total Common Stocks (Cost $804,639,234)		924,723,762

Investment Company—1.3%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.12% (Cost $11,946,831)[1,2]	11,946,831	11,946,831

Total Investments, at Value (Cost $816,586,065)	98.8%	936,670,593

Net Other Assets (Liabilities)	1.2	11,487,936

Net Assets	100.0%	$948,158,529

11      OPPENHEIMER REAL ESTATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 30, 2018	Gross Additions	Gross Reductions	Shares October 31, 2018

Investment Companies
Money Market Funds
Oppenheimer Institutional Government Money Market Fund, Cl. E	220,838	162,180,030	150,454,037	11,946,831

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Investment Companies
Money Market Funds
Oppenheimer Institutional Government Money Market Fund, Cl. E	$11,946,831	$84,948	$—	$—

2. Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

12      OPPENHEIMER REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $804,639,234)	$924,723,762
Affiliated companies (cost $11,946,831)	11,946,831

936,670,593

Cash	1,999,909

Receivables and other assets:
Investments sold	11,577,404
Dividends	402,900
Shares of beneficial interest sold	207,369
Other	56,927

Total assets	950,915,102

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	2,538,152
Distribution and service plan fees	112,827
Trustees’ compensation	69,011
Shareholder communications	6,620
Other	29,963

Total liabilities	2,756,573

Net Assets	$948,158,529

Composition of Net Assets
Par value of shares of beneficial interest	$39,650

Additional paid-in capital	827,831,785

Total distributable earnings	120,287,094

Net Assets	$948,158,529

13         OPPENHEIMER REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $370,030,117 and 15,506,642 shares of beneficial interest outstanding)	$23.86

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$25.32

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $70,530,350 and 3,044,188 shares of beneficial interest outstanding)	$23.17

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $264,607,763 and 10,974,012 shares of beneficial interest outstanding)	$24.11

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $83,630,028 and 3,523,646 shares of beneficial interest outstanding)	$23.73

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $159,360,271 and 6,601,040 shares of beneficial interest outstanding)	$24.14

See accompanying Notes to Financial Statements.

14      OPPENHEIMER REAL ESTATE FUND

STATEMENT OF OPERATIONS For the Six Months Ended October 31, 2018 Unaudited

Investment Income
Dividends:
Unaffiliated companies	$12,186,370
Affiliated companies	84,948

Interest	11,256

Total investment income	12,282,574

Expenses
Management fees	4,472,107

Distribution and service plan fees:
Class A	481,388
Class B1	240
Class C	381,396
Class R	221,268

Transfer and shareholder servicing agent fees:
Class A	386,673
Class B1	47
Class C	74,581
Class I	39,371
Class R	86,612
Class Y	170,962

Shareholder communications:
Class A	7,165
Class C	1,966
Class I	965
Class R	817
Class Y	845

Borrowing fees	16,178

Trustees’ compensation	7,172

Custodian fees and expenses	3,860

Other	37,785

Total expenses	6,391,398
Less waivers and reimbursements of expenses	(47,913)

Net expenses	6,343,485

Net Investment Income	5,939,089

Realized and Unrealized Gain
Net realized gain on investment transactions in unaffiliated companies	10,285,356

Net change in unrealized appreciation/(depreciation) on investment transactions in unaffiliated companies	20,935,444

Net Increase in Net Assets Resulting from Operations	$37,159,889

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

15      OPPENHEIMER REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018[1]

Operations
Net investment income	$5,939,089	$15,815,330

Net realized gain	10,285,356	41,385,917

Net change in unrealized appreciation/(depreciation)	20,935,444	(87,032,868)

Net increase (decrease) in net assets resulting from operations	37,159,889	(29,831,621)

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(3,706,357)	(21,629,303)
Class B2	—	(100,020)
Class C	(448,160)	(3,709,812)
Class I	(2,970,637)	(12,185,029)
Class R	(723,936)	(4,298,649)
Class Y	(1,824,608)	(12,196,600)

Total dividends and distributions declared	(9,673,698)	(54,119,413)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(30,896,578)	(120,028,542)
Class B2	(565,137)	(4,345,197)
Class C	(7,549,100)	(22,290,555)
Class I	15,132,362	46,431,291
Class R	(5,229,244)	(10,323,217)
Class Y	(25,608,762)	(45,477,121)

Total beneficial interest transactions	(54,716,459)	(156,033,341)

Net Assets
Total decrease	(27,230,268)	(239,984,375)

Beginning of period	975,388,797	1,215,373,172

End of period	$948,158,529	$975,388,797

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2– New Accounting Pronouncements for further details.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

16      OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014

Per Share Operating Data
Net asset value, beginning of period	$23.25	$25.06	$27.13	$28.23	$26.11	$25.90

Income (loss) from investment operations:
Net investment income[2]	0.14	0.34	0.18	0.43	0.27	0.29
Net realized and unrealized gain (loss)	0.70	(0.98)	1.03	1.07	3.55	0.27

Total from investment operations	0.84	(0.64)	1.21	1.50	3.82	0.56

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.27)	(0.61)	(0.56)	(0.48)	(0.35)
Distributions from net realized gain	0.00	(0.90)	(2.67)	(2.04)	(1.22)	(0.00)[3]

Total dividends and/or distributions to shareholders	(0.23)	(1.17)	(3.28)	(2.60)	(1.70)	(0.35)

Net asset value, end of period	$23.86	$23.25	$25.06	$27.13	$28.23	$26.11

Total Return, at Net Asset Value[4]	3.60%	(2.77)%	4.59%	5.93%	14.70%	2.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$370,030	$390,100	$543,858	$579,488	$638,707	$502,283

Average net assets (in thousands)	$393,129	$461,402	$600,337	$576,678	$589,603	$466,636

Ratios to average net assets:[5]
Net investment income	1.12%	1.37%	0.66%	1.59%	0.97%	1.19%
Expenses excluding specific expenses listed below	1.35%	1.45%	1.43%	1.43%	1.42%	1.54%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.35%	1.45%	1.43%	1.43%	1.42%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.34%	1.34%	1.33%	1.33%	1.32%	1.39%

Portfolio turnover rate	28%	84%	114%	85%	60%	123%

17      OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2018	1.35%
Year Ended April 30, 2018	1.45%
Year Ended April 30, 2017	1.43%
Year Ended April 29, 2016	1.43%
Year Ended April 30, 2015	1.42%
Year Ended April 30, 2014	1.54%

See accompanying Notes to Financial Statements.

18      OPPENHEIMER REAL ESTATE FUND

Class C	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014

Per Share Operating Data
Net asset value, beginning of period	$22.58	$24.39	$26.48	$27.61	$25.57	$25.40

Income (loss) from investment operations:
Net investment income (loss)[2]	0.04	0.15	(0.02)	0.22	0.05	0.11
Net realized and unrealized gain (loss)	0.69	(0.96)	1.01	1.05	3.48	0.26

Total from investment operations	0.73	(0.81)	0.99	1.27	3.53	0.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.10)	(0.41)	(0.36)	(0.27)	(0.20)
Distributions from net realized gain	0.00	(0.90)	(2.67)	(2.04)	(1.22)	(0.00)[3]

Total dividends and/or distributions to shareholders	(0.14)	(1.00)	(3.08)	(2.40)	(1.49)	(0.20)

Net asset value, end of period	$23.17	$22.58	$24.39	$26.48	$27.61	$25.57

Total Return, at Net Asset Value[4]	3.22%	(3.51)%	3.82%	5.14%	13.83%	1.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$70,531	$75,956	$104,929	$120,654	$129,009	$98,260

Average net assets (in thousands)	$75,815	$90,823	$119,534	$119,652	$115,951	$95,086

Ratios to average net assets:[5]
Net investment income (loss)	0.36%	0.61%	(0.08)%	0.82%	0.18%	0.46%
Expenses excluding specific expenses listed below	2.11%	2.21%	2.18%	2.18%	2.17%	2.30%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	2.11%	2.21%	2.18%	2.18%	2.17%	2.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.10%	2.10%	2.08%	2.08%	2.07%	2.16%

Portfolio turnover rate	28%	84%	114%	85%	60%	123%

19      OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2018	2.11%
Year Ended April 30, 2018	2.21%
Year Ended April 30, 2017	2.18%
Year Ended April 29, 2016	2.18%
Year Ended April 30, 2015	2.17%
Year Ended April 30, 2014	2.30%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER REAL ESTATE FUND

Class I	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014

Per Share Operating Data
Net asset value, beginning of period	$23.49	$25.32	$27.38	$28.47	$26.32	$26.11

Income (loss) from investment operations:
Net investment income[2]	0.19	0.44	0.26	0.54	0.42	0.33
Net realized and unrealized gain (loss)	0.71	(0.98)	1.08	1.10	3.56	0.35

Total from investment operations	0.90	(0.54)	1.34	1.64	3.98	0.68

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.39)	(0.73)	(0.69)	(0.61)	(0.47)
Distributions from net realized gain	0.00	(0.90)	(2.67)	(2.04)	(1.22)	(0.00)[3]

Total dividends and/or distributions to shareholders	(0.28)	(1.29)	(3.40)	(2.73)	(1.83)	(0.47)

Net asset value, end of period	$24.11	$23.49	$25.32	$27.38	$28.47	$26.32

Total Return, at Net Asset Value[4]	3.81%	(2.37)%	5.04%	6.41%	15.22%	2.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$264,608	$242,465	$215,127	$172,681	$153,137	$114,628

Average net assets (in thousands)	$260,416	$224,650	$206,215	$147,821	$153,143	$106,092

Ratios to average net assets:[5]
Net investment income	1.53%	1.79%	0.97%	1.96%	1.47%	1.36%
Expenses excluding specific expenses listed below	0.94%	1.02%	0.99%	0.99%	0.98%	1.03%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	0.94%	1.02%	0.99%	0.99%	0.98%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%	0.92%	0.89%	0.89%	0.88%	0.90%

Portfolio turnover rate	28%	84%	114%	85%	60%	123%

21      OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2018	0.94%
Year Ended April 30, 2018	1.02%
Year Ended April 30, 2017	0.99%
Year Ended April 29, 2016	0.99%
Year Ended April 30, 2015	0.98%
Year Ended April 30, 2014	1.03%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER REAL ESTATE FUND

Class R	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014

Per Share Operating Data
Net asset value, beginning of period	$23.12	$24.94	$27.01	$28.11	$26.01	$25.80

Income (loss) from investment operations:
Net investment income[2]	0.11	0.27	0.11	0.36	0.20	0.21
Net realized and unrealized gain (loss)	0.70	(0.98)	1.03	1.07	3.53	0.29

Total from investment operations	0.81	(0.71)	1.14	1.43	3.73	0.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.21)	(0.54)	(0.49)	(0.41)	(0.29)
Distributions from net realized gain	0.00	(0.90)	(2.67)	(2.04)	(1.22)	(0.00)[3]

Total dividends and/or distributions to shareholders	(0.20)	(1.11)	(3.21)	(2.53)	(1.63)	(0.29)

Net asset value, end of period	$23.73	$23.12	$24.94	$27.01	$28.11	$26.01

Total Return, at Net Asset Value[4]	3.49%	(3.06)%	4.34%	5.68%	14.39%	2.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$83,630	$86,491	$103,838	$112,028	$112,993	$88,540

Average net assets (in thousands)	$88,061	$96,292	$115,032	$106,969	$104,767	$78,539

Ratios to average net assets:[5]
Net investment income	0.86%	1.12%	0.40%	1.31%	0.72%	0.89%
Expenses excluding specific expenses listed below	1.60%	1.71%	1.68%	1.68%	1.67%	1.80%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.60%	1.71%	1.68%	1.68%	1.67%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.59%	1.60%	1.58%	1.58%	1.57%	1.64%

Portfolio turnover rate	28%	84%	114%	85%	60%	123%

23      OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2018	1.60%
Year Ended April 30, 2018	1.71%
Year Ended April 30, 2017	1.68%
Year Ended April 29, 2016	1.68%
Year Ended April 30, 2015	1.67%
Year Ended April 30, 2014	1.80%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER REAL ESTATE FUND

Class Y	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014

Per Share Operating Data
Net asset value, beginning of period	$23.52	$25.34	$27.40	$28.48	$26.33	$26.11

Income (loss) from investment operations:
Net investment income[2]	0.17	0.40	0.29	0.51	0.36	0.35
Net realized and unrealized gain (loss)	0.71	(0.98)	1.00	1.08	3.56	0.27

Total from investment operations	0.88	(0.58)	1.29	1.59	3.92	0.62

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.34)	(0.68)	(0.63)	(0.55)	(0.40)
Distributions from net realized gain	0.00	(0.90)	(2.67)	(2.04)	(1.22)	(0.00)[3]

Total dividends and/or distributions to shareholders	(0.26)	(1.24)	(3.35)	(2.67)	(1.77)	(0.40)

Net asset value, end of period	$24.14	$23.52	$25.34	$27.40	$28.48	$26.33

Total Return, at Net Asset Value[4]	3.72%	(2.55)%	4.87%	6.22%	14.97%	2.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$159,360	$179,821	$242,553	$393,201	$412,271	$345,270

Average net assets (in thousands)	$173,707	$236,047	$292,395	$390,618	$390,060	$299,697

Ratios to average net assets:[5]
Net investment income	1.36%	1.62%	1.07%	1.84%	1.25%	1.44%
Expenses excluding specific expenses listed below	1.10%	1.21%	1.18%	1.18%	1.18%	1.30%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.10%	1.21%	1.18%	1.18%	1.18%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.09%	1.10%	1.08%	1.08%	1.08%	1.17%

Portfolio turnover rate	28%	84%	114%	85%	60%	123%

25      OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2018	1.10%
Year Ended April 30, 2018	1.21%
Year Ended April 30, 2017	1.18%
Year Ended April 29, 2016	1.18%
Year Ended April 30, 2015	1.18%
Year Ended April 30, 2014	1.30%

See accompanying Notes to Financial Statements.

26      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2018 Unaudited

1. Organization

Oppenheimer Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc, (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Advisor has entered into a sub-sub-advisory agreement with Barings LLC (the “Sub-Sub-Adviser”), an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, the parent of OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

27      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Upon receipt of notification from the issuer, subsequent to the ex-dividend date, some of the dividend income originally recorded from a real estate investment trust (“REIT”) may be reclassified as a reduction of the cost of the related investment and/or realized gain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the

28      OPPENHEIMER REAL ESTATE FUND

2. Significant Accounting Policies (Continued)

performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended April 30, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended April 30, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. The Fund had post-October losses of $11,870,103, and straddle losses of $196,183 which were deferred. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $1,780,930. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $10,285,356 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$816,586,065

Gross unrealized appreciation	$139,231,929
Gross unrealized depreciation	(19,147,401)

Net unrealized appreciation	$120,084,528

In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITS”) often include a “return of capital” which is recorded by the Fund as a reduction of

29      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

the cost basis of securities held. The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flows will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

30      OPPENHEIMER REAL ESTATE FUND

3. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

31      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$20,001,332	$—	$—	$20,001,332
Financials	904,722,430	—	—	904,722,430
Investment Company	11,946,831	—	—	11,946,831

Total Assets	$936,670,593	$—	$—	$936,670,593

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management

32      OPPENHEIMER REAL ESTATE FUND

4. Investments and Risks (Continued)

investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.

The Fund invests primarily in the real estate industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

33      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended October 31, 2018		Year Ended April 30, 2018
	Shares	Amount	Shares	Amount

Class A
Sold[1]	786,463	$19,176,554	1,878,858	$46,101,832
Dividends and/or distributions reinvested	148,227	3,631,286	859,866	21,174,558
Redeemed	(2,208,014)	(53,704,418)	(7,657,622)	(187,304,932)

Net decrease	(1,273,324)	$(30,896,578)	(4,918,898)	$(120,028,542)

34      OPPENHEIMER REAL ESTATE FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended October 31, 2018		Year Ended April 30, 2018
	Shares	Amount	Shares	Amount

Class B
Sold	—	$—	2,008	$49,174
Dividends and/or distributions reinvested	—	—	3,985	95,849
Redeemed[1]	(24,524)	(565,137)	(188,473)	(4,490,220)

Net decrease	(24,524)	$(565,137)	(182,480)	$(4,345,197)

Class C
Sold	145,871	$3,462,618	296,756	$7,048,296
Dividends and/or distributions reinvested	18,266	435,986	150,927	3,612,353
Redeemed	(483,929)	(11,447,704)	(1,385,546)	(32,951,204)

Net decrease	(319,792)	$(7,549,100)	(937,863)	$(22,290,555)

Class I
Sold	2,675,388	$65,033,868	4,989,641	$122,883,077
Dividends and/or distributions reinvested	119,290	2,949,102	488,571	12,135,063
Redeemed	(2,143,580)	(52,850,608)	(3,651,250)	(88,586,849)

Net increase	651,098	$15,132,362	1,826,962	$46,431,291

Class R
Sold	315,264	$7,662,246	687,086	$16,680,224
Dividends and/or distributions reinvested	29,137	710,581	171,317	4,197,645
Redeemed	(561,020)	(13,602,071)	(1,281,982)	(31,201,086)

Net decrease	(216,619)	$(5,229,244)	(423,579)	$(10,323,217)

Class Y
Sold	823,407	$20,411,481	3,041,475	$75,876,734
Dividends and/or distributions reinvested	72,013	1,783,450	461,792	11,500,564
Redeemed	(1,941,158)	(47,803,693)	(5,426,707)	(132,854,419)

Net decrease	(1,045,738)	$(25,608,762)	(1,923,440)	$(45,477,121)

1. All outstanding Class B shares converted to Class A shares on June 1, 2018

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$270,729,252	$338,902,569

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

35      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule Through May 16, 2018
Up to $1 billion	1.00%
Next $1 billion	0.80
Over $2 billion	0.75

Fee Schedule Effective May 17, 2018
Up to $500 million	0.90%
Next $500 million	0.87
Next $4 billion	0.79
Over $5 billion	0.75

The Fund’s effective management fee for the reporting period was 0.90% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-today portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

36      OPPENHEIMER REAL ESTATE FUND

8. Fees and Other Transactions with Affiliates (Continued)

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of October 31, 2018	19,373

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee

37      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

October 31, 2018	$28,090	$—	$177	$1,759	$—

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive 0.10% of its management fee as a percentage of average annual net assets through May 16, 2018. During the reporting period, the Manager waived fees and/or reimbursed the Fund $43,275.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $4,638 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has

38      OPPENHEIMER REAL ESTATE FUND

10. Pending Acquisition (Continued)

entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

39      OPPENHEIMER REAL ESTATE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB- ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund, and OFI has entered into a sub-sub-advisory agreement with Barings, LLC (“Barings”), whereby Barings provide investment sub-sub-advisory services to the Fund (collectively, all the investment advisory agreements are referred to as the “Agreements”, “OFI Global” and “OFI” are referred to as the “Managers” and “Barings” is referred to as the “Sub-Sub Adviser”. Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers and Sub-Sub Adviser provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and Sub-Sub Advisers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ and Sub-Sub Adviser’s services, (ii) the comparative investment performance of the Fund and the Managers and Sub-Sub Advisers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers, Sub-Sub Advisers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers and Sub-Sub Advisers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers and Sub-Sub Adviser.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ and the Sub-Sub Adviser’s key personnel who provide such services. The Sub-Sub Advisers duties include providing the Fund with the services of the portfolio manager and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments. OFI, among other duties, provides full portfolio management and investment advice, oversight of the Sub-Sub Advisers, securities trading, and clearance and settlement support services to the Funds, which, among other things, involve the management of large pools of cash and require expertise in analyzing and selecting investments and instruments. OFI Global is responsible for oversight of other third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order

40      OPPENHEIMER REAL ESTATE FUND

to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ and Sub-Sub Adviser’s resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of David Wharmby, the portfolio manager for the Fund, and the Sub-Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers and Sub-Sub Advisers as directors or trustees of the Fund and other funds advised by the Managers and Sub-Sub Advisers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ and Sub-Sub Adviser’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers, Sub-Sub Adviser and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the real estate category. The Board noted that the Fund’s five-year performance was better than its category median although its one-year, three-year and ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Managers and Sub-Sub Advisers and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement, and the Sub-Adviser pays the Sub-Sub-Adviser’s fees under the sub-sub-advisory agreements. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load real estate funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were higher than its peer group median and category median.

41      OPPENHEIMER REAL ESTATE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB- ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS Continued

Economies of Scale and Profits Realized by the Managers and the Sub-Sub Adviser. The Board considered information regarding the Managers’ and Sub-Sub Advisers’ costs in serving as the Fund’s investment adviser, sub-adviser and sub-sub-advisers, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ and Sub-Sub Advisers’ profitability from their relationship with the Fund. The Board also considered that the Managers and Sub-Sub Advisers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers and Sub-Sub Advisers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers and Sub-Sub Adviser. In addition to considering the profits realized by the Managers and Sub-Sub Adviser, the Board considered information that was provided regarding the direct and indirect benefits the Managers and Sub-Sub Adviser receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers and Sub-Sub Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

42      OPPENHEIMER REAL ESTATE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

43      OPPENHEIMER REAL ESTATE FUND

OPPENHEIMER REAL ESTATE FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary, and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Sub-Sub-Adviser	Barings LLC

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0590.001.1018 December 21, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Real Estate Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/21/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	12/21/2018